UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2020

Rush Enterprises, Inc.

(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	0-20797 (Commission File Number)	74-1733016 (IRS Employer Identification No.)

555 IH-35 South, Suite 500 New Braunfels, Texas (Address of principal executive offices)		78130 (Zip Code)

Registrant’s telephone number, including area code: (830) 302-5200

Not Applicable
______________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	RUSHA	Nasdaq Global Select Market
Class B Common Stock, par value $0.01 per share	RUSHB	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On April 22, 2020, Rush Enterprises, Inc. (the “Company”) issued a press release announcing the Company’s financial results for its fiscal first quarter ended March 31, 2020 (the “Earnings Press Release”). A copy of the Earnings Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 21, 2020, the Board of Directors of the Company approved a temporary reduction in pay for each of its named executive officers, including: (i) a 25% base salary reduction for W.M. “Rusty” Rush, Chairman, President and Chief Executive Officer; and (ii) a 10% base salary reduction for each of Michael J. McRoberts, Chief Operating Officer; Steven L. Keller, Chief Financial Officer; Derrek Weaver, Executive Vice President and James E. Thor, Senior Vice President – Truck Sales and Marketing. Each of the named executive officers has agreed that these base salary reductions do not constitute “good reason” for the named executive officers to terminate their employment pursuant to the terms of the Company’s Executive Transition Plan because the base salary reductions apply to all similarly situated employees and are for legitimate business purposes.

In addition to the temporary reductions in pay for each of the Company’s named executive officers, the Company’s Board of Directors approved a 10% cash retainer reduction for each of its members with respect to the cash retainer to be paid for 2020.

Item 7.01	Regulation FD Disclosure.

The Earnings Press Release also announced that the Company’s Board of Directors declared a quarterly cash dividend of $0.13 per share of Class A and Class B Common Stock, to be paid on June 10, 2020, to all shareholders of record as of May 7, 2020.

The information in this Current Report on Form 8-K (including the exhibit attached hereto) is being furnished under Item 2.02 and Item 7.01 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01	Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.     Description

99.1	Rush Enterprises, Inc. press release dated April 22, 2020.
104	Cover Page Interactive Data File (formatted in Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUSH ENTERPRISES, INC.

Dated: April 22, 2020	By: /s/ Steven L. Keller
Chief Financial Officer and Treasurer